                                                                    EXHIBIT 10.8


                         TRANSITION SERVICES AGREEMENT
                         -----------------------------


     THIS TRANSITION SERVICES AGREEMENT dated as of February 8, 1999, by and between ARCH CHEMICALS, INC., a Virginia corporation ("ARCH"), and OLIN CORPORATION, a Virginia corporation ("OLIN").

                                  WITNESSETH:
                                  ----------

     WHEREAS, OLIN and ARCH have entered into a Distribution Agreement (as defined below);

     WHEREAS, pursuant to the Distribution Agreement, OLIN has agreed to transfer certain assets and businesses constituting the Arch Assets and the Arch Business, respectively (each as defined in the Distribution Agreement) to ARCH;

     WHEREAS, prior to the Distribution Date (as defined in the Distribution Agreement), the Arch Business has received various support services from, and provided various support services to, OLIN and its subsidiaries; and

     WHEREAS, following the Distribution Date, OLIN and ARCH desire that for a period of transition and for purposes of continuity, OLIN continue to provide certain services to ARCH and its subsidiaries and that ARCH continue to provide certain services to OLIN and its subsidiaries, all in a manner and amount as historically provided prior to the Distribution Date, and on terms and conditions as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, OLIN and ARCH agree as follows:

     1.  Definitions.
         -----------

     The following terms have the meanings hereinafter assigned to them:

     "ARCH Services" means each Service listed on Exhibit A hereto.

     "Confidential Information" means any and all information owned or controlled by a Party and disclosed to the receiving Party by a disclosing Party pursuant to this Agreement, in any form such as, but not limited to, visual, oral, written, graphic, electronic or model form, including but not limited to, know-how and trade secrets, whether of a business or a technical nature, whether patented or not, and whether in the laboratory, pilot plant or commercial plant stage (including without limitation, drawings, operating conditions, specifications, safety instructions, environmental recommendations, emergency instructions).

     "Customer" means (i) with respect to OLIN Services, ARCH and its subsidiaries and (ii) with respect to ARCH Services, OLIN and its subsidiaries.

     "Distribution Agreement" means that certain Distribution Agreement, dated as of February 1, 1999, by and between ARCH and OLIN.

     "Employee Benefits Information" means information relating to the administration of ARCH's and OLIN's employee benefit programs as provided in Exhibits attached hereto, including but not limited to information and/or data submitted for reimbursement of, or in support of, any benefits claim (including but not limited to health, counseling, medical, dental, or disability claims).

     "Governmental Authority" means any federal, state or local government, governmental authority, regulatory or administrative agency, governmental commission, board, bureau, court or tribunal or any other similar arbitral body.

     "OLIN Services" means each Service listed on Exhibit B hereto.

     "Party" or "Parties" means either ARCH or OLIN or both of them.

     "Prime Rate" means the rate of interest published as the "Prime Rate" in the Wall Street Journal under the title "Money Rates" and defined therein as
    -------------------
being the base rate on corporate loans at large money center commercial banks (or if no longer published, an equivalent rate agreed by the Parties).

     "Provider" means (i) with respect to OLIN Services, OLIN and (ii) with respect to ARCH Services, ARCH.

     "Services" means the furnishing, supply, distribution and delivery of each service as set forth in Exhibit A or Exhibit B hereto to be provided by or on behalf of a Party pursuant to the terms and conditions of this Agreement.

     "Service Charge" - See Section 4 hereof.

     "Service Description" means the description of each individual Service respectively provided in Exhibits A and B.

     "Standard of Care" - See Section 2(b) hereof.

     2.  Services.
         --------

     (a) Subject to the terms of this Agreement, (i) OLIN will provide to ARCH and its subsidiaries the OLIN Services in substantially the same manner, to the same location and as and to the extent provided by OLIN (and not by an outside contractor) to the Arch Business as it existed prior to the Distribution Date during the one-year period immediately preceding the date of this Agreement, and
(ii) ARCH shall provide to OLIN and its subsidiaries the ARCH Services in substantially the same manner, to the same location and as and to the extent provided by the Arch Business as it existed prior to the Distribution Date (and not by an outside contractor) during the one-year period immediately preceding the date of this Agreement.

     (b) In providing the Services, the Provider shall employ the same standards of care, priority and diligence employed in providing services of the same type for itself and its affiliates ("Standard of Care").

     (c) Exhibits A and B identifies the Services to be provided by the Parties and subject to the mutual agreement of the Parties acting reasonably, may be amended from time to time, to add any additional Services, or to modify or delete Services, as the Parties may agree.

     (d) No Provider employee shall be considered a Customer employee for any purpose, and the Provider shall provide the Services as an independent contractor.

     (e) The Customer shall, in a timely manner, take all such actions as may be reasonably necessary or desirable in order to enable or assist the Provider in the provision of the Services, including, but not limited to, providing necessary information and specific written authorizations and consents, and the Provider shall be relieved of its obligations hereunder to the extent that the Customer's failure to take any such action renders performance by the Provider of such obligations unlawful or impracticable.

     (f) A Provider shall not be required to expand its facilities, incur new long-term capital expenses or employ additional personnel to provide Services to the other Party.

     3.   Confidentiality.
          ---------------

     (a) Confidentiality Obligation.  Each of the Parties agrees to keep
         --------------------------
confidential and neither disclose to others nor use, except as permitted herein, any Confidential Information or any Employee Benefits Information received from the other Party pursuant to this Agreement.

     (b) Limits on Disclosure.  The receiving Party shall treat all Confidential
         --------------------
Information in the same manner and with the same degree of care (but in any event with no less of a degree of care than is reasonable for such information) as it uses with respect to its own Confidential Information of like nature, and shall disclose Confidential Information of the other Party only to its employees who have a need to know it, provided that such employees agree in writing to be bound by all confidentiality obligations provided for in this Agreement. The receiving Party shall treat all Employee Benefits Information with highest standard of care reasonable for such information, and shall disclose Employee Benefit Information of the other Party only to its employees who have a strict need to know such information, provided that such employees agree in writing to be bound by all confidentiality obligations provided for in this Agreement.

     (c) Exceptions.  The obligations set forth in this Section 3 shall not
         ----------
apply with respect to any Confidential Information which:

         (i)   Public Knowledge.  Is generally available to the public or
               ----------------
               subsequently becomes generally available to the public through no breach by the receiving Party of secrecy obligations under this Agreement or prior agreements between the Parties concerning the Confidential Information; or

         (ii)  Received from a Third Party.  Is received from a third party who
               ---------------------------
               is legally free to disclose such Confidential Information and who did not receive such Confidential Information in confidence from the disclosing Party; or

         (iii) Independently Developed.  Is independently developed by the
               -----------------------
               receiving Party without reference to the Confidential Information received from the disclosing Party.

     (d) Permitted Disclosures.  The provisions of this Section 3
         ---------------------
notwithstanding, in exercising the rights granted under this Agreement, either Party may disclose Confidential Information to others for the purpose of obtaining consulting services under a license agreement permitted hereunder, provided that any such third party, to which such Confidential Information is disclosed shall have first entered into a written secrecy and non-use agreement imposing obligations on such party that are at least as stringent as those imposed on the Parties pursuant to this Agreement.

     (e) Subpoena or Demand.  The provisions of this Section 3 notwithstanding,
         ------------------
a Party may disclose Confidential Information and/or Employee Benefits Information pursuant to a subpoena or demand for production of documents in connection with any suit or arbitration proceeding, any administrative procedure or hearing before a governmental or administrative agency or instrumentality thereof, or any legislative hearing or other similar proceeding, provided that the receiving Party shall promptly notify the disclosing Party of the subpoena or demand and provided further that in such instances, the Parties use their reasonable best efforts to maintain the confidential nature of the Confidential Information and/or Employee Benefits Information by protective order or other means.

     (f) Government Audit.  The provisions of this Section 3 notwithstanding, a
         ----------------
Party may disclose Confidential Information (other than information which is not required by U.S. Government regulations to be made available to U.S. Government auditors (e.g., internal audit reports) to U.S. Government auditors upon request
          ----
during the performance of a governmental audit or review of any U.S. Government contract of such Party in the normal course of the audit function and according to standard practices; provided that prompt notice of the disclosure of such information shall be given prior to such disclosure to the Party from which the information was obtained.

     4.  Compensation.
         ------------

     (a) Service Charge.  In consideration of the provision of the Services, the
         --------------
Customer shall, for each Service performed, pay Provider monthly the applicable fee plus the additional charges set forth in Exhibits A or B (such monthly fee and additional charges being collectively, the "Service Charge" for such Service) which monthly fee shall be either (i) a base fee, as specified on Exhibits A or B, or (ii) if not otherwise specified, the Provider's directly allocable cost for such Service. Unless otherwise stated in Exhibits A or B, such allocations shall be made on a basis consistent with the allocation methodology used by OLIN immediately prior to the Distribution Date, which shall include a fair and reasonable allocation for Provider's employee benefit costs relating to employees, and for Provider's facilities and other overhead. In addition to such monthly fee, Provider shall be entitled to reimbursement from Receiver upon receipt of reasonable supporting documentation for all out-of-pocket expenses incurred in connection with Provider's provision of the Services which are not included as part of the normal allocated cost. The monthly Service Charge will be prorated for the number of days of Service received in the calendar month (based on a thirty day month) in which the Service is terminated.

     (b) Invoicing and Payments.  The monthly fee of the Service Charge for any
         ----------------------
month will be paid in advance on the last business day of the preceding month except that the first monthly fee paid hereunder shall be paid immediately following the Distribution Date. Monthly fees which are based on cost allocations shall be estimated and paid based on then current budgeted cost allocations, with the Provider providing a reconciling invoice quarterly within thirty (30) days after the end of the quarter, and any net credit applied to the next monthly fees due thereafter and any net payment due from the Receiver within fifteen (15) days thereafter. Except as otherwise set forth herein, the Provider will invoice the Customer for any additional costs incurred by the Provider for the benefit of the Customer which are to be paid pursuant to Exhibits A or B hereto, and such invoices will be payable within fifteen (15) days of receipt. Upon termination of this Agreement, there will be a final accounting and each Party shall promptly pay to the other Party any amounts owed to the other Party. All payments due hereunder shall be made by electronic funds transfer unless otherwise agreed by the Parties.

     (c) Taxes.  To the extent not included directly in the price the Provider
         -----
charges for Services, the Customer shall pay to the Provider the amount of any taxes or charges set forth in

(i) through (iii) below imposed now or in the future by any Governmental Authority including any increase in any such tax or charge imposed on Provider after the Distribution Date of this Agreement.

          (i) Any applicable sales, use, gross receipts, value added or similar tax that is imposed as a result of, or measured by, any sale or Service rendered hereunder unless covered by an exemption certificate,

          (ii) Any applicable real or personal property taxes, including any special assessments, and any impositions imposed on the Provider in lieu of or in substitution for such taxes on any property used in connection with any sale or Service rendered hereunder, and

          (iii) Any other governmental taxes, duties, and/or charges of any kind, excluding any income or franchise taxes imposed on the Provider, which the Provider is required to pay with respect to any sale or Service rendered hereunder.

     (d) Late Payments.  In the event the Customer disputes the accuracy of any
         -------------
invoice, the Customer shall pay the undisputed portion of such invoice and the Parties will promptly meet and seek to resolve the dispute. If the Customer fails to pay any undisputed amount owed under this Agreement, the Customer shall correct such failure promptly following notice of the failure, and shall pay the Provider interest on the amount paid late at two percent (2%) above the Prime Rate prorated for the number of days such overdue amounts are outstanding.

     5.  Government Contracts.  In the event that the Services to be performed
         --------------------
involve contracts the Customer may have as a U.S. Government prime contractor or subcontractor, the provisions of such contracts that are required by any applicable U.S. federal acquisition regulation, including but not limited to, the Walsh-Healey Public Contracts Act, Fair Labor Standards Act, Officials Not to Benefit, Covenant Against Contingent Fees, Nondiscrimination in Employment, Military Security Requirements, Office of Federal Procurement Policy Act and Examination of Records, shall be binding on Provider to the extent necessary to enable the Customer to meet its legal and contractual commitments.

     If the Services to be performed by Provider include the receiving, handling, or developing of any U.S. Government classified material or data, Provider agrees, and agrees to cause all persons or entities in its employ or control, to comply with all applicable security regulations and requirements. Each Provider agrees to immediately submit a confidential report to Customer whenever, for any cause, it has reason to believe that there is an active danger of espionage or sabotage affecting any work under such U.S. Government contracts.

     Each Provider represents and warrants that it is familiar with the laws, rules, orders, and regulations applicable to the performance of U.S. Government procurement contracts with federal agencies including, but not limited to, the Department of Defense, the Department of Energy, and the National Aeronautics and Space Administration; that each will abide by all such laws, rules, orders and regulations; that it, and each of its employees performing Services hereunder, is eligible to act as a consultant to a U.S. Government defense contractor under all applicable federal laws and regulations regarding post-government employment; and that it will provide any and all certifications, representations, reports, records or any other document required to be submitted by suppliers under federal contracts.

     6.  Limitation of Liability; Indemnity.
         ----------------------------------

     (a) A Provider shall have no liability to the Customer or any third party in connection with the provision of the Services except to the extent such Services were provided in breach of the Provider's Standard of Care and, in such a case, only to the extent of the following:

          (i) a dollar amount limited to the amount of insurance proceeds paid to Provider therefor from a third party insurance company, and

          (ii) at the option of the Customer, the Provider shall either:

               (x) perform again the particular Service performed in breach of the Standard of Care at no cost to Customer, or

               (y) give the Customer a refund of the portion of the Service Charge attributable to the cost of performance of the Service provided in breach of the Standard of Care.

In no event shall the Provider be liable in connection with its provision of the Services for any indirect, special or consequential damages, including any fines or penalties payable by the Customer to any government agency, or for any loss of profits or other economic damages.

     (b) The Customer hereby agrees to indemnify and hold the Provider and its affiliates, officers, directors, agents and employees (collectively, the "Provider Indemnitees") harmless from and against any and all liabilities, losses, damages, expenses, fines and penalties of any kind, including reasonable attorneys' fees and disbursements, incurred by the Provider Indemnitees either:

          (i) as the result of any claim made against the Provider Indemnitees by any third party arising out of the Provider's provision of the Services (except to the extent, and only to the extent, of Provider's liability to Customer for the respective Service as provided in Paragraph 6(a) above); and/or

          (ii) arising out of the Customer's negligence or malfeasance in connection with its use of the Services.

     7.  Insurance.  The Provider shall procure and maintain fire, extended
         ---------
casualty, public liability, worker's compensation, employer's liability, and such other types of insurance which are reasonably necessary to protect itself and the Customer and consistent with past practice (which may include self-insurance). If requested, such policies of insurance with third party insurers shall name Customer as an additional insured party to the extent applicable.

     8.  Force Majeure.  Neither the Customer nor the Provider shall be liable
         -------------
for any delays in its performance hereunder caused by events beyond its reasonable control (a "force majeure event") including, without limitation:
acts of God, acts of government, fire, equipment breakdown, strikes or other similar labor disputes (settlement of which shall be in the sole discretion of the employer), or the inability to acquire materials or third-party services. Upon the occurrence of any event which is reasonably expected to or does cause a delay in performance hereunder, the person or Party whose performance is or may be delayed shall give prompt written notice thereof to the Customer or Provider, as the case may be. The Parties shall use reasonable efforts to cooperate and minimize the impact of such force majeure event on the provision of Services.

     9.   Disputes.  In the event of any disputes arising out of or in
          --------
connection with the execution, interpretation, performance or nonperformance of this Agreement, Provider and Customer shall use the following procedure prior to either Party pursuing other available legal remedies:

     Upon signing of this Agreement, each Party will designate one representative ("Representative") for the purpose of resolving disputes which may arise from time to time. A Party may change its Representative to act hereunder at any time upon notice to the other. Upon a dispute arising, either or both Representatives may request in writing a conference with the other. If so requested, the conference shall occur within ten (10) days of the initial written request and shall be held via telephone or at a mutually agreed upon location, at the option of the Representatives. The purpose and scope of the conference shall be limited to issues related to resolving the dispute. At the conference, each Representative shall use their reasonable best efforts to attempt to resolve the dispute. If the dispute has not been settled within thirty (30) days of the first meeting of the Representatives, the parties shall establish a Management Appeal Board ("MAB") within ten (10) days of receipt of a request by either Party to set up a MAB. The MAB shall consist of two (2) members of each respective Party's management. OLIN shall appoint two members to represent OLIN, and ARCH shall appoint two members to represent ARCH. The sole purpose of MAB shall be to resolve any dispute over which the Representatives failed to resolve. The MAB members shall be comprised of persons other than the Representatives. The MAB shall meet at OLIN's headquarters or other place mutually agreed upon and shall confer to resolve the dispute by good faith negotiations, which may include presentations by the Representatives or others.

     In the event the Parties are unable to resolve their disputes within ninety
(90) days after the establishment of a MAB, upon election by either Party such disputes shall be solely and finally settled by a board of three (3) arbitrators in accordance with the Commercial Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association ("AAA"). The Party electing arbitration shall notify the other Party in writing in accordance with the Arbitration Rules and such notice shall be accompanied by the name of the arbitrator selected by the Party serving the notice. The other Party shall choose the second arbitrator, and the two arbitrators so selected shall choose a neutral arbitrator who shall be the third arbitrator. If a Party fails to select an arbitrator or to advise the other Party of its selection within thirty (30) days after receipt by such a Party of the notice of the intent to arbitrate, the second arbitrator shall be selected by the AAA. If the third arbitrator shall not have been selected within thirty (30) days after the selection of the second arbitrator, the appointment shall be made by the AAA. All such proceedings shall be conducted in Norwalk, Connecticut or another mutually agreed upon location. The arbitrators shall make detailed findings of fact and law in writing in support of the decision of the arbitrator panel, but shall not be empowered to award reimbursement of attorneys' fees and other costs of arbitration to the prevailing Party. The provisions of this Section 9 shall not be deemed to preclude any Party hereto from seeking preliminary injunctive relief to protect or enforce its rights hereunder, or to prohibit any court from making preliminary findings of fact in connection with granting or denying such preliminary injunctive relief, or to preclude any Party hereto from seeking permanent injunctive or other equitable relief after and in accordance with the decision of the arbitrator panel. Whether any claim or controversy is arbitrable or litigable shall be determined solely by the arbitrator panel pursuant to the provisions of this Section 9. Any monetary award of the arbitrators panel shall include interest from the date of any breach or any violation of this Agreement. The arbitrators shall fix an appropriate rate of interest from the date of the breach or other violation to the date when the award is paid in full. The Parties agree that the decision of the arbitrators shall be final and conclusive and that judgment on the arbitration award may be entered in any court having jurisdiction over the Parties or their assets.

     It is expressly agreed that the failure of the parties to resolve a dispute on any issue to be resolved hereunder shall not relieve either Party from any obligation set forth in this Agreement. In addition, the Parties expressly state their mutual determination that the failure to resolve any such disputes shall not hinder or delay the providing of the Services, and that, notwithstanding the pendency of any such dispute, neither Party will be excused of its obligations hereunder to cooperate with the other to effectuate the purposes of this Agreement.

     10.  Books and Records.  The Provider shall, upon reasonable notice and
          -----------------
during normal business hours, allow the Customer's financial personnel reasonable access to its books, records and other information necessary to confirm the calculation of the compensation and reimbursement due the Provider hereunder.

     11.  Term and Termination of Particular Services.
          -------------------------------------------

     (a) The term of this Agreement shall commence as of the Distribution Date and shall continue until Services are no longer provided hereunder. Unless otherwise agreed by the Parties, each Service shall terminate on the earliest of
(i) thirty (30) days (or such later date as is stipulated in the notice) following receipt by the Provider of written notice from the Customer to terminate the Service, (ii) the last day of the term for such Service as specified in the respective Service Description, or (iii) the date on which the Provider discontinues providing such Services to its own business, provided that the Provider has given the Receiver at least ninety (90) days' notice of its intention to discontinue such Service to its own operations. If the Provider employs a third party provider to provide a Service previously provided directly by the Provider, then it will request that such third party provide such Service to the Receiver.

     (b) Upon termination of a Service with respect to which the Provider holds books, records or files, including current and archived copies of computer files, owned by Customer and used by Provider in connection with the provision of a Service to Customer, Provider will return all of such books, records or files as soon as reasonably practicable, provided however, that Provider may make a copy, at its expense, of such books, records or files for archival purposes only.

     12.  Non-Waiver.  The Customer's or the Provider's waiver of any breach or
          ----------
failure to enforce any of the terms or conditions of this Agreement at any time shall not in any way affect, limit or waive such person's right thereafter to enforce strict compliance with every term and condition hereof.

     13.  Assignment.  Neither this Agreement nor any right or obligation
          ----------
hereunder is assignable or transferable by either party (in whole or part) without the prior written consent of the other party and any such purported assignment without such consent shall be void, except that either party shall have the right to assign this Agreement and its rights and obligations hereunder, without obtaining the prior written consent of the other party, to any entity with which the assigning party merges or transfers a substantial part of its assets or businesses to which this Agreement relates, provided that such assignee or transferee accepts such assignment or transfer and the rights and obligations hereunder in writing. Nothing in this Agreement, express or implied, is intended to confer any rights or remedies under this Agreement on any person or entity other than ARCH or OLIN and their respective successors and permitted assigns.

     14.  Applicable Law.  This Agreement shall be governed by and construed in
          --------------
accordance with the laws of the State of Connecticut, without giving effect to its conflict of laws provisions.

     15.  Captions.  The titles contained in this Agreement are for reference
          --------
purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     16.  Amendment.  This Agreement may be modified or amended only pursuant to
          ---------
a written agreement executed on behalf of each of OLIN and ARCH. No modification or addition to this Agreement shall be effected by the acknowledgment or acceptance by either party of any purchase order, invoice, acknowledgment, release or other forms submitted by the other party containing additional, other or different terms or conditions.

     17.  Notices.  All notices, consents, termination notices, and other
          -------
communications to be given hereunder, other than routine immaterial communications, shall be by telex or electronic facsimile, confirmed in writing as hereinafter provided, or in writing which shall be valid and sufficient only if delivered by hand, by confirmed facsimile (with a copy mailed first class to the address listed below promptly thereafter), by national overnight courier service or by registered or certified mail, return receipt requested, postage prepaid, addressed to the other party at its address as set forth below, or to such other address as has theretofore been designated by the other party by notice given in accordance with this Section.

     If to OLIN

                    OLIN CORPORATION

                    501 Merritt 7
                    Norwalk, CT 06851
                    Attention:  Corporate Secretary
                    Telecopier:  (203) 750-3018

     If to ARCH

                    ARCH CHEMICALS, INC.

                    501 Merritt 7
                    Norwalk, CT  06851
                    Attention:  Corporate Secretary
                    Telecopier:  (203) 750-2613

     18.  Entire Agreement.  This Agreement (including the exhibits and
          ----------------
schedules referred to herein) constitutes the entire agreement with respect to the subject matter hereof between the parties hereto and supersedes all prior agreements and understandings, oral and written, between the parties hereto, with respect to the subject matter hereof.

     19.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall for all purposes be deemed to be an original and all of which together shall constitute one and the same instrument.

     20.  Severability.  If any provision of this Agreement or the application
          ------------
of any such provision to any person or circumstances shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                              OLIN CORPORATION



                              By:  /s/ Johnnie M. Jackson, Jr.
                                   ---------------------------
                                   Johnnie M. Jackson, Jr.
                                   Vice President, General Counsel and Secretary



                              ARCH CHEMICALS, INC.



                              By:   /s/ Sarah A. O'Connor
                                    ---------------------
                                    Sarah A. O'Connor
                                    Vice President

Focus Team:  EH&S

                                   EXHIBIT A
                             ARCH SERVICES TO OLIN
                             ---------------------

Name of Service:                        Environmental Remediation Consultation
----------------                        by Dr. L. Wikstrom


ARCH Department Providing
-------------------------
Service:                                Arch - Environmental Hygiene and
--------                                Toxicology

Location of Provider:                   Cheshire
---------------------

OLIN Department Receiving Service:      Olin - Environmental Remediation Group
----------------------------------

Location of Receiver:                   Wilmington, MA
---------------------

Description:                            1. Provide consulting services regarding
------------                               water chemicals at Wilmington.

                                        2. Assist in design and implementation
                                           of bio treatment for the Plant B
                                           area.

Term:                                   Ends no later than 12/31/99.
-----

Monthly Base Fee:                       $1,667/month
-----------------

Additional Charges:                     $0
-------------------

Focus Team:  Accounting, Finance

                                   EXHIBIT A
                             ARCH SERVICES TO OLIN
                             ---------------------


Name of Service:                        Credit Services
---------------

ARCH Department
Providing Service:                      Finance
-----------------

Location of Provider:                   Norwalk
--------------------

OLIN Department
Receiving Service:                      Chlor-Alkali
-----------------

Location of Receiver:                   Various
--------------------

Description:                            Credit Reports, investigation and
------------                            collection activities on an
                                        as-requested basis.

Term:                                   Ends no later than December 31, 1999.
-----

Monthly Fee:                            $0
------------

Additional Charges:                     $100 per hour
-------------------

Focus Team:  Purchasing, Shipping & Transportation

                                   EXHIBIT A
                             ARCH SERVICES TO OLIN
                             ---------------------


Name of Service:                        Logistics
---------------

ARCH Department
Providing Service:                      Transportation and Distribution
-----------------

Location of Provider:                   Norwalk
--------------------

OLIN Department
Receiving Service:                      Purchasing, Logistics and MIS
-----------------

Location of Receiver:                   Norwalk
--------------------

Description:                            Transportation Related Regulatory
-----------                             Compliance and Monitoring, Bills of
                                        Lading, Description Table and Updates

Term:                                   No later than 12/31/99
-----

Monthly Fee:                            $4,166.66
------------

Additional Charges:                     $0
-------------------

Focus Team:    EH&S

                                   EXHIBIT A
                             ARCH SERVICES TO OLIN
                             ---------------------


Name of Service:                        Material Safety Data Sheets (MSDSs)
---------------

ARCH Department
Providing Service:                      MSDS Control (#422)
-----------------

Location of Provider:                   Norwalk
--------------------

OLIN Department
Receiving Service:                      EH&S
-----------------

Location of Receiver:                   Various
--------------------

Description:                            Provide services outlined on the
-----------                             attached form.

Term:                                   Ends no later than December 31, 1999.
----

Monthly Fee:                            $19,900 ($238,800 annual)
-----------

Additional Charges:                     $0
------------------

================================================================================
              PRIMARY SERVICES PROVIDED BY MSDS CONTROL FOR THE
                                  CORPORATION
================================================================================

1. WITH THE ASSISTANCE OF THE MSDS PROJECT AND IMPLEMENTATION TEAMS, DEVELOP, IMPLEMENT AND TRAIN THE CORPORATION ON OLIN'S NEW HAZOX (EMS) SYSTEM. OUR GOAL IS TO PROVIDE THE CORPORATION WITH IMPROVED DOMESTIC/INTERNATIONAL MSDS CAPABILITIES INCLUDING MSDSs READILY AVAILABLE IN MULTI-LANGUAGES; LABEL, BILL OF LADING, CHEMICAL REPORT GENERATION AND SUPPLIER MSDS SOLUTION FOR ALL OLIN LOCATIONS; ELECTRONIC AND INTRA/INTERNET DISTRIBUTION OF DOCUMENTS.

2. ANNUALLY DEVELOP 800 PRODUCT AND 150 R& D SAMPLE DOMESTIC MATERIAL SAFETY DATA SHEETS (MSDSs), 30 TECHNICAL DATA SHEETS/BULLETINS (TDSs) AND OTHER LITERATURE (I.E. PRODUCT STEWARDSHIP SHEETS), 120 EUROPEAN FORMAT MSDSs, 50 INTERNATIONAL MSDSs (E.G. SPANISH, CANADIAN FRENCH), 100 DANGEROUS GOODS RECORDS (SAP) AND EMERGENCY RESPONSE INFORMATION SHEETS (ERISs) AS REQUIRED.

3. MAINTAIN HAZARD COMMUNICATION COMPLIANCE FOR 6100 PRODUCT, 1100 R&D SAMPLE AND 900 INTERNATIONAL MSDSs; REGULATORY COMPLIANCE FOR 250 EMERGENCY RESPONSE INFORMATION SHEETS; 280 MASTER DANGER GOODS RECORDS (SAP) AND 240 TECHNICAL DATA SHEETS AND OTHER LITERATURE. THIS INCLUDES PERFORMING, ON AVERAGE, 60 MSDS AND 10 TDS REVISIONS PER MONTH.

4. HANDLE APPROXIMATELY 10,000 REQUESTS/YEAR (OR 40/DAY) FOR DOCUMENTS FROM INTERNAL AND EXTERNAL CUSTOMERS.

5. ADDRESS OVER 5,000 CALLS/YEAR (OR 20/DAY) FOR DIVERSE CUSTOMER INQUIRIES RANGING FROM TECHNICAL SUPPORT TO EMERGENCY SITUATIONS WHERE WE SUPPORT OCEANa AS NEEDED.

6. MAINTAIN MSDS SUPPORT SERVICES FOR DIVESTED BUSINESSES [E.G. CLEARON CORP (POOL CHEMICALS) AND HUNT IMAGING LLC (OMM ELECTROSTATICS)].

7. PROVIDE FOR THE PROPER PRINTING, DISTRIBUTION, AND HISTORICAL DOCUMENTATION (FOR USE IN LITIGATION) OF MSDSs/TDSs.

8. ASSIST THE LAW DEPARTMENT IN PRODUCING APPROPRIATE DOCUMENTATION AND HISTORICAL INFORMATION NECESSARY IN LITIGATIONS.

9. CONDUCT MSDS DATABASE SEARCHES FOR THE CORPORATION AS NEEDED. (E.G. ASSIST THE MEDICAL DEPARTMENT IDENTIFY ANY PRODUCTS/INGREDIENTS EMPLOYEES MAY HAVE BEEN EXPOSED TO IN THE EVENT OF AN ALLERGIC REACTION.)

10. PARTICIPATE IN GROUP/PROFESSIONAL ORGANIZATIONS/ACTIVITIES/LEGISLATION INVOLVING CURRENT MSDS RELATED TOPICS I.E. SOCIETY FOR CHEMICAL HAZARD COMMUNICATION (SCHC); CMA's WORK GROUP FOR THE REVIEW OF ANSI Z400.1-1998 "GUIDE TO PREPARATION OF MATERIAL SAFETY DATA SHEETS; HOUSE MSDS BILL, HR 4037.

11. PROVIDE SUMMARY OF RELEVANT NEW OR PROPOSED REGULATIONS FROM THE DEPARTMENTS OF STATE, COMMERCE & TREASURY AFFECTING EXPORT LICENSING. ASSIGN EXPORT CLASSIFICATIONS (ECCNs) FOR NEW PRODUCTS AS NEEDED. MAINTAIN CURRENT LISTING OF "BANNED PARTIES" WHO HAVE BECOME INELIGIBLE TO RECEIVE OLIN GOODS AND SERVICES DUE TO PENALTIES IMPOSED FOR VIOLATION OF U.S. EXPORT LAW.

Focus Team:  EH&S


                                   EXHIBIT A
                             ARCH SERVICES TO OLIN
                             ---------------------


Name of Service:                        Medical Services for 501 Merritt 7
---------------

ARCH Department
Providing Service:                      Medical
-----------------

Location of Provider:                   Norwalk
--------------------

OLIN Department
Receiving Service:                      EH&S
-----------------                       (Olin Norwalk Employees)


Location of Receiver:                   Norwalk
--------------------

Description:                            Supply medical services in-house to
-----------                             Olin employees located in Norwalk.

Term:                                   The Initial Term will be through
----                                    February 1, 2000. Thereafter, the
                                        Parties may elect to enter into a
                                        separate agreement on mutually agreed
                                        terms for the provision of medical
                                        services for an additional period of
                                        time.

Monthly Fee:                            $10,083 per month.
-----------

Additional Charges:                     $0
------------------

Focus Team:  Tax Services
-------------------------

                                   EXHIBIT A
                             ARCH SERVICES TO OLIN
                             ---------------------



Name of Service:                        Tax
---------------


ARCH Department Providing Service:      Tax
---------------------------------


Location of Provider:                   Norwalk, CT
--------------------


OLIN Department Receiving Service:      Tax
---------------------------------


Location of Receiver:                   Norwalk, CT
--------------------


Description:                            Compliance Services:  Actual
-----------                             preparation and filing of any tax
                                        returns, licenses, permits and related
                                        extension requests and/or payments
                                        (estimated and actual).

                                        Consulting Services: Provide all
                                        assistance and guidance required for
                                        various tax matters that are not
                                        specifically covered under Compliance
                                        Services. Also included is deferred tax
                                        Accounting matters.

Term:                                   Ends no later than 12/31/99
----

Monthly Base Fee:                       $0
----------------

Additional Charges:                     Consulting Services:  $335/hour
------------------                      Compliance Services:  $250/hour

Focus Team:  Admin


                                   EXHIBIT A
                             ARCH SERVICES TO OLIN
                             ---------------------


Name of Service:                        Administration
---------------                         (account # 401)

ARCH Department
Providing Service:                      Facility Services
-----------------

Location of Provider:                   Norwalk
--------------------

OLIN Department
Receiving Service:                      Various
--------------------

Location of Receiver:                   Norwalk
--------------------

Description:                            Services include receptionist, safety,
-----------                             fleet cars, maintenance and lease copier
                                        contracts, general building maintenance
                                        and administrative.

Term:                                   Ends no later than December 31, 1999
-----

Monthly Fee:  (35%  $135,281/yr)        $11,274
------------

Additional Charges:                     $0
-------------------

Focus Team:  Admin


                                   EXHIBIT A
                             ARCH SERVICES TO OLIN
                             ---------------------


Name of Service:                        Automotive
---------------                         (account # 402)

ARCH Department
Providing Service:                      Facility Services
-----------------

Location of Provider:                   Norwalk
--------------------

OLIN Department
Receiving Service:                      Various
-----------------

Location of Receiver:                   Norwalk
--------------------

Description:                            Lease two (2) chauffeur Cadillac and
-----------                             one (1) Tahoe. Includes repairs, gas and
                                        car phones. Board meeting car travel
                                        arrangements. Chauffeur driven
                                        eligibility scheduling.

Term:                                   Ends no later than December 31, 1999.
----

Monthly Fee:  (50% $135,500/yr)         $11,292
-----------

Additional Charges:                     $0
------------------

Focus Team:  Admin
                                   EXHIBIT A
                             ARCH SERVICES TO OLIN
                             ---------------------


Name of Service:                        Apartments
---------------                         (account # 403)

ARCH Department
Providing Service:                      Facility Services
-----------------

Location of Provider:                   Norwalk
--------------------

OLIN Department
Receiving Service:                      Various
--------------------

Location of Receiver:                   Norwalk
--------------------

Description:                            Provide corporate apartments for
-----------                             employee temporary living relocation and
                                        project assignment temporary housing.


Term:                                   Ends no later than December 31, 1999
-----

Monthly Fee:  (25%  $15,500/yr)         $1,292
------------

Additional Charges:                     $0
-------------------

                                   EXHIBIT A
                             ARCH SERVICES TO OLIN
                             ---------------------


Name of Service:                Mail pickup and delivery/shipping and receiving
---------------                 (account #405)

ARCH Department
Providing Service:              Facility Services
-----------------

Location of Provider:           Norwalk
--------------------

OLIN Department
Receiving Service:              Various
-----------------

Location of Receiver:           Norwalk
--------------------

Description:                    Provide post office pickup daily and interoffice
-----------                     pickup and delivery.  Includes rental and
                                maintenance of mailroom equipment and copy paper supply and delivery. Shipping and receiving - general courier services. Special projects:
                                burst, fold, insert.  Postage meter operation.

Term:                           Ends no later than December 31, 1999.
----

Monthly Fee: (35% $173,600/yr)  $14,467
-----------

Additional Charges:             $0
------------------

                                   EXHIBIT A
                             ARCH SERVICES TO OLIN
                             ---------------------


Name of Service:                Cafeteria
---------------                 (account # 407)

ARCH Department
Providing Service:              Facility Services
-----------------

Location of Provider:           Norwalk
--------------------

OLIN Department
Receiving Service:              Various
-----------------

Location of Receiver:           Norwalk
--------------------

Description:                    Provide dining, catering, pantry and convenience
-----------                     store service daily. Excludes cost of each
                                catered event which is a direct charge.

Term:                           Ends no later than December 31, 1999.
----

Monthly Fee: (35% $81,200/yr)   $6,767
-----------

Additional Charges:             $0
------------------

Focus Team:  IR/PR

                                   EXHIBIT A
                             ARCH SERVICES TO OLIN
                             ---------------------


Name of Service:                Graphics Support
---------------

ARCH Department
Providing Service:              Graphics
-----------------

Location of Provider:           Norwalk
--------------------

OLIN Department
Receiving Service:              Public Affairs and Investor Relations
-----------------

Location of Receiver:           Norwalk
--------------------

Description:                    Preparation of 35mm slides and overheads.
-----------

Term:                           Ends no later than December 31, 1999.
----

Monthly Fee:                    None.
-----------

Additional Charges:             For costs up to $30,000 per year.
------------------

Focus Team:  N/A

                                   EXHIBIT A
                             ARCH SERVICES TO OLIN
                             ---------------------


Name of Service:                Support for Chemical Industry Meetings and
---------------                 Special Events

ARCH Department
Providing Service:              n/a
-----------------

Location of Provider:           Norwalk
--------------------

OLIN Department
Receiving Service:              Chlor-Alkali Sales
-----------------

Location of Receiver:           Charleston, Tennessee
--------------------

Description:                    Miscellaneous support for the planning and
-----------                     coordination of chemical industry trade shows,
                                meetings, promotional events, etc.

Term:                           Ends no later than December 31, 1999, unless
----                            otherwise mutually agreed.

Monthly Fee:                    $0
-----------

Additional Charges:             $100 per hour.
------------------

                                   EXHIBIT A
                             ARCH SERVICES TO OLIN
                             ---------------------

Name of Service:                Electricity and Natural Gas Consulting
---------------

ARCH Department
Providing Service:              A.M. Malatzky, if available.
-----------------

Location of Provider:           Norwalk
--------------------

OLIN Department
Receiving Service:              To be determined.
-----------------

Location of Receiver:           Any Olin location.
--------------------

Description:                    To be utilized on an as-needed basis.  To be
-----------                     provided on an as-available basis, with ARCH
                                internal needs to be given first priority.

Term:                           Ends no later than December 31, 1999.
----                            Services beyond that date shall be negotiated
                                under a new agreement.

Monthly Fee:                    Fully loaded cost of employee, charged on an
-----------                     hourly basis, including all travel time.

Additional Charges:             All travel and other out-of-pocket expenses.
------------------

                                   EXHIBIT A
                             ARCH SERVICES TO OLIN
                             ---------------------

Name of Service:                        Purchasing
---------------

ARCH Department
Providing Service:                      Purchasing
-----------------

Location of Provider:                   Norwalk
--------------------

OLIN Department
Receiving Service:                      Purchasing
-----------------

Location of Receiver:                   Various
--------------------

Description:                        1.  Provide various purchasing and
-----------                             contracting services for consulting
                                        contracts, equipment financing and
                                        leasing, aviation services and
                                        equipment, procurement cards (issuance,
                                        bank activities and corporate
                                        administrative), national supplier
                                        contracts, facilities management,
                                        travel, and fleet car management.

                                   2.   To the extent not covered separately
                                        under the Information Technology
                                        Services Agreement, provide purchasing
                                        and contracting services for computer
                                        hardware, software licensing and
                                        maintenance contracts, phones, voice
                                        mail technology service maintenance,
                                        disaster recovery contracts and remote
                                        access, SAP support and training.

Term:                                   Ends no later than December 31, 2000.
----

Monthly Base Fee:                       $9,550 per month.
----------------

Additional Charges:                     None.
------------------

                                   EXHIBIT A
                             ARCH SERVICES TO OLIN
                             ---------------------

Name of Service:                        Laboratory Services
---------------

ARCH Department
Providing Service:                      Lake Charles Plant
-----------------

Location of Provider:                   Charleston
--------------------

OLIN Department
Receiving Service:                      EH&S
-----------------

Location of Receiver:                   Charleston
--------------------

Description:                            Laboratory services available to ARCH
-----------                             under the Services Agreement between
                                        Arco Chemical Company (n/k/a Lyondell
                                        Chemicals Worldwide, Inc.) and Olin
                                        Corporation, dated October 9, 1996, as
                                        further described in Exhibit A, #13 of
                                        such Services Agreement.

Term:                                   To end no later than 12/31/00, with
----                                    ARCH reserving the right to terminate at
                                        any time upon thirty (30) days prior
                                        notice.

Monthly Fee:                            The actual fees charged to ARCH under
-----------                             the referenced Services Agreement for
                                        the laboratory services performed for
                                        OLIN.

Additional Charges:                     None.
------------------

Focus Team:    EH&S


                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                        Environmental Remediation
---------------

OLIN Department
Providing Service:                      Environmental Remediation (#424)
-----------------

Location of Provider:                   Charleston
--------------------

ARCH Department
Receiving Service:                      Administration
-----------------

Location of Receiver:                   Various
--------------------

Description:                            Environmental Remediation Support
-----------

Term:                                   Ends no later than December 31, 1999.
----

Monthly Fee:                            $0
-----------

Additional Charges:                     $110/ hour professional
------------------                      $ 30/ hour clerical plus
                                        "Out of Pocket" Expenses

Focus Team:    EH&S


                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                        Real Estate
---------------

OLIN Department
Providing Service:                      EH&S Administration (#420)
-----------------

Location of Provider:                   Norwalk
--------------------

ARCH Department
Receiving Service:                      Administration
-----------------

Location of Receiver:                   Various
--------------------

Description:                            Real Estate Services
-----------

Term:                                   Ends no later than December 31, 1999.
----

Monthly Fee:                            $0
-----------

Additional Charges:                     $100/ hour plus
------------------                      "Out of Pocket" Expenses

Focus Team:  HR/Benefits

                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                Pension Administration
---------------

OLIN Department
Providing Service:              Pension Department
-----------------

Location of Provider:           Norwalk
--------------------

ARCH Department
Receiving Service:              Company-wide
-----------------

Location of Receiver:           Various
--------------------

Description:                    Provide services relative to all aspects of
-----------                     pension administration including retirement
                                estimates, retirement processing (e.g.
                                retirement calculations, confirmation of payments to retirees, instructions to the trustee for payments, check processing), design of retirement forms. Provide for use of Pension
                                Partner as database for retirees and actuarial valuations. Administer non-qualified benefits,
                                Qualified Domestic Relations Orders and orders for Medical Support.

Term:                           Through 12/31/2000
----

Monthly Fee:                    $1500 first year, $2000 second year
-----------                     To be paid from pension trust

Charges for Additional          To be negotiated on an as-needed basis.
----------------------
Services:
---------

Fees for Consulting Services:   $100 per hour
-----------------------------

Focus Team:  HR/Benefits

                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                Accounting for Employee Benefits
---------------

OLIN Department
Providing Service:              Benefits Administration
-----------------

Location of Provider:           Norwalk
--------------------

ARCH Department
Receiving Service:              Corporate Compensation & Benefits
-----------------               Benefits Administration company wide

Location of Receiver:           Norwalk
--------------------

Description:                    Provide service with respect to accounting and
-----------                     reporting requirements for medical and dental
                                claims processing (e.g. banking requirements, billings to individual locations.)

                                Development of site costs, including HMO's.
                                Preparation and submission of FAS 106 data for actuarial valuation purposes, including LTD valuation.
                                Payment of life insurance premiums.

Term:                           Through 12/31/2000
----

Monthly Fee:                    $750 per month.
-----------

Charges for Additional Services:  To be negotiated on an as-needed basis.
-------------------------------

Fees for Consulting Services:  $100 per hour
-----------------------------

Focus Team:  HR/Benefits

                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                Disability Administration
---------------

OLIN Department
Providing Service:              Benefits Administration
-----------------

Location of Provider:           Norwalk
--------------------

ARCH Department                 Corporate Compensation & Benefits
Receiving Service:              Company wide
-----------------

Location of Receiver:           Various
--------------------

Description:                    Process Long Term Disability payments and
-----------                     balance Arch LTD payroll. Provide Arch with
                                analytical data concerning disabilities through
                                Risk Track. Interface as required with Arch employees and benefits administrators and
                                Liberty Mutual.

Term:                           Through 12/31/2000.
----

Monthly Fee:                    $1,000
-----------

Charges for Additional
Services:                       To be negotiated on an as-needed basis.
---------

Fees for Consulting Services:   $100 per hour
-----------------------------

Focus Team:  HR/Benefits

                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                Executive Compensation Administration
---------------

OLIN Department
Providing Service:              Compensation
-----------------

Location of Provider:           Norwalk
--------------------

ARCH Department                 Corporate Compensation & Benefits
Receiving Service:
-----------------

Location of Receiver:           Norwalk
--------------------

Description:                    Administer Arch Stock Option Plan including
-----------                     participant transactions and plan recordkeeping,
                                Director's Plan and establish recordkeeping system for Employee Deferral Plan and Restricted
                                Stock Units.

Term:                           Through 12/31/99
----

Monthly Fee:                    $250
-----------

Charges for Stock Option
Transactions:                   $20 per transaction
-------------

Fees for Consulting Services:   To be negotiated on an as-needed basis.
-----------------------------

Focus Team:  HR/Benefits

                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                CEOP Administration
---------------

OLIN Department
Providing Service:              Benefits Administration Compensation
-----------------

Location of Provider:           Norwalk
--------------------

ARCH Department                 Various
Receiving Service:
-----------------

Location of Receiver:           Norwalk
--------------------

Description:                    Administer the Arch CEOP.
-----------

Term:                           No later than 12/31/2000
----

Monthly Fee:                    $5.50 per participant
-----------                     If monthly fee is greater than needed or
                                insufficient to cover full cost of
                                administration, the per participant charge will be adjusted for Olin and Arch such that any overage or shortfall is shared pro-rata, based on number of participants.

Charges for Additional
Services:                       To be negotiated on an as-needed basis.
---------

Charges for Project
Work Related of the
Specifically to Arch:           To be paid directly by Arch to the provider
---------------------           work/service.

Focus Team:  HR/Benefits

                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                PeopleSoft Processing
---------------

OLIN Department
Providing Service:              HRMS Project Team & Charleston Plant team
-----------------


Location of Provider:           Norwalk
--------------------

ARCH Department
Receiving Service:              Company-wide
-----------------

Location of Receiver:           Various
--------------------

Description:                    Provide routine processing of employee related
-----------                     data on PeopleSoft for employee transactions
                                including Benefits, Payroll and Training.

Term:                           Through January 31, 2000
----

Monthly Fee:                    $25,500 (based on per capita charge )
-----------

Additional Charges for
Additional Services:            To be negotiated on an as-needed
--------------------            basis.

Focus Team:  HR/Benefits

                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                        Payroll Processing and Distribution
---------------

OLIN Department
Providing Service:                      Corporate Payroll Department
-----------------

Location of Provider:                   East Alton
--------------------

ARCH Department
Receiving Service:                      Company wide
-----------------

Location of Receiver:                   Various
--------------------

Description:                            Provide routine processing of employee
-----------                             payroll and distribution of pay
                                        checks/EFT receipts utilizing the
                                        PeopleSoft Payroll module.

Term:                                   Ends no later than December 31, 1999
----

Monthly Fee:                            $18,000 (based on per capita charge)
-----------

Additional Charges:                     To be negotiated on an as-needed basis.
------------------

Additional Charges for
Additional Software Licensing:          All additional licensing costs will be
-----------------------------           paid by ARCH.

Focus Team:  HR/Benefits

                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                Labor & Employee Relations Consulting
---------------

OLIN Department
Providing Service:              MC Bentley/Randy Timmerman, if available
-----------------

Location of Provider:           Niagara Falls or East Alton
--------------------

ARCH Department
Receiving Service:              Human Resources
-----------------

Location of Receiver:           Any Arch Location
--------------------

Description:                    Would only be utilized on an as-needed basis.
-----------                     To be provided on an as-available basis, with
                                OLIN internal needs to be given first-priority.

Term:                           Through December 31, 2001.
----

Monthly Fee:                    Fully loaded cost of employee, charged on an
-----------                     hourly basis, including all travel time, plus
                                five percent (5%).

Additional Charges:             All travel and other out-of-pocket expenses.
------------------

Focus Team:  IR/PR

                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                Public Affairs and Investor Relations
---------------

OLIN Department
Providing Service:              Olin Public Affairs
-----------------

Location of Provider:           Norwalk
--------------------

ARCH Department
Receiving Service:              Arch Public Affairs
-----------------

Location of Receiver:           Norwalk
--------------------

Description:                    Assistance in message development and speech
-----------                     writing.

Term:                           Ends three (3) months after Distribution Date.
----

Monthly Fee:                    $5,000 per month.
-----------

Additional Charges:             None.
------------------

Focus Team:  Purchasing, Shipping & Transportation
     *  JMossa

                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                        Purchasing
---------------

OLIN Department
Providing Service:                      Purchasing, Logistics and MIS
-----------------

Location of Provider:                   Norwalk
--------------------

ARCH Department
Receiving Service:                      Purchasing
-----------------

Location of Receiver:                   Various.
--------------------

Description:                            Procurement Card Bank and American
-----------                             Express Activities/Issues

Term:                                   Ends no later than December 31, 1999.
----

Monthly Fee:                            $0.  ARCH will pay the charges
-----------                             incurred by its employees directly to
                                        the bank card issuer.

Additional Charges:                     None.
------------------

                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                        Regulatory Audit
---------------

OLIN Department
Providing Service:                      Regulatory Audit
-----------------

Location of Provider:                   Norwalk
--------------------

ARCH Department
Receiving Service:                      Operations
-----------------

Location of Receiver:                   Various
--------------------

Description:                            Compliance audit for environmental,
-----------                             health, safety and transportation
                                        regulations.

Term:                                   Through 12/31/99.
----

Monthly Fee:                            $33,000 (total cost including travel).
-----------

Additional Charges:                     To be negotiated on an as-needed basis.
------------------

Focus Team:  Tax Services
-------------------------

                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                                Tax
---------------

OLIN Department Providing Service:              Tax
---------------------------------

Location of Provider:                           Norwalk, CT
--------------------

ARCH Department Receiving Service:              Tax
---------------------------------

Location of Receiver:                           Norwalk, CT
--------------------

Description:                                    Compliance Services:  Actual
-----------                                     preparation and filing of any
                                                tax returns, licenses, permits
                                                and related extension requests
                                                and/or payments (estimated and
                                                actual).

                                                Consulting Services: Provide all
                                                assistance and guidance required
                                                for various tax matters that are
                                                not specifically covered under
                                                Compliance Services. Also
                                                included is deferred tax
                                                Accounting matters.

Term:                                           Ends no later than 12/31/99
----

Monthly Base Fee:                               $0
----------------

Additional Charges:                             Consulting Services:  $335/hour
------------------                              Compliance Services:  $250/hour

Focus Team:  Ethics & Business Integrity

                                   EXHIBIT B
                                   ---------
                             OLIN SERVICES TO ARCH
                             ---------------------

Name of Service:                                Ethics Program
---------------

OLIN Department Providing Service:              Ethics
---------------------------------

Location of Provider:                           Norwalk
--------------------

ARCH Department Receiving Service:              Support to Arch VP Human
---------------------------------               Resources / Ethics

Location of Receiver:                           Various.
--------------------

Description:                                    Provide creative designs,
-----------                                     program materials and updates,
                                                1999 training program and
                                                general oversight in support of
                                                ARCH's Ethics initiative.

Term:                                           Initial term through
----                                            December 31, 1999 with an option
                                                to renew for 1 year.

Monthly Base Fee:                               $15,777 per month, $189,324
----------------                                for 1999 year. (Based on Ethics
                                                Department budget with the cost
                                                of shared/common activities
                                                prorated on the basis of
                                                headcount, with Olin assuming
                                                70% of all such costs and ARCH
                                                assuming 30% of all such costs.)

Additional Charges:                             Plus out of pocket costs:
------------------
                                                  1.   Helpline outsourcing
                                                  2.   Layout and copy work,
                                                       specifically for Arch
                                                       Chemicals.
                                                  3.   Printing
                                                  4.   Postage
                                                  5.   Employee novelties
                                                Estimated range of cost is
                                                $60,000 - $150,000 with the
                                                significant variable being
                                                employee novelties, if any. All
                                                such expenditures will be
                                                preapproved in advance.

                                   EXHIBIT B
                                   ---------
                             OLIN SERVICES TO ARCH
                             ---------------------

Name of Service:                        Internal Auditing
----------------

OLIN Department Providing Service:      Internal Audit
---------------------------------

Location of Provider:                   Norwalk
---------------------

ARCH Department Receiving Service:      Arch Chief Financial Officer is primary
---------------------------------       customer.


Location of Receiver:                   Various.
---------------------

Description:                            Arthur  Andersen & Co. will provide
------------                            financial and computer audit services.
                                        They will perform this work under the
                                        direction of ARCH management and bill
                                        ARCH directly for all such work. In
                                        connection with this activity, OLIN
                                        audit may be asked from time to time to
                                        provide assistance including but not
                                        limited to planning support.

Term:                                   Ends no later than 12/31/99.
-----

Monthly Base Fee:                       OLIN assistance for all personnel
-----------------                       except R.K. Gebing, who is charged to
                                        ARCH on a pro-rata basis through the
                                        ethics program billing, will be at the
                                        rate of $100 per hour.

                                        Billing to be prepared monthly, based on hours incurred.

Focus Team:  Treasury
                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------

Name of Service:                        Treasury Services
---------------

OLIN Department
Providing Service:                      Funds Management
-----------------

Location of Provider:                   Norwalk, CT
--------------------

ARCH Department
Receiving Services:                     Treasury Department
------------------

Location of Receiver:                   Norwalk, CT
--------------------

Description:                            Provide daily cash management
-----------                             services necessary to collect cash,
                                        concentrate cash, fund disbursements,
                                        and invest/borrow excess/short-fall cash positions. Cash management services will also include the electronic transfer of funds, necessary review of daily receipts and disbursements, preparation of reporting, processing of foreign exchange transactions, amendments to existing letter of credit facilities and preparation of billing associated with the above.

Term:                                   Ends no later than 8/1/99.
----

Monthly Base Fee:                       $4,500.00
----------------

Additional Charges:                     Charges for ARCH's monthly average
------------------                      cash deficits owing to OLIN will be
                                        calculated at ARCH's average borrowing
                                        rate for the period. ARCH will receive
                                        from OLIN a payment for monthly average
                                        excess cash balances based on Olin's
                                        average investment rate for the period.

                                        ARCH will be billed for any out-of-
                                        pocket fees paid by OLIN on behalf of
                                        ARCH.

                              Additional services (opening of bank accounts, lockbox studies, disbursement analysis, etc.) will be billed at $100 per hour.

         Major Activities Provided Under Treasury Services Arrangement
         -------------------------------------------------------------

1. Review of prior day activity transactions and necessary research of disputed items, communication of results to A/R and A/P.

2. Daily position of cash, including investment and borrowing needs as appropriate.

3. Funds transfers to concentrate cash, fund disbursement accounts and initiate electronic funds transfer payments to third parties.

4.  Review of bank fees and payment of bank invoices.

5.  Execution of foreign currency transactions.

6. Maintain current bank account signer records and log of outstanding Letters of Credit.

7. Preparation of monthly billing analysis including excess/deficit cash position.


                        Major Activities Provided Under
                        --------------------------------
                 Treasury Services Arrangement At $100 per Hour
                 ----------------------------------------------

1. Modification to the existing banking network, including but not limited to, the establishment of new bank accounts, implementation of a new lockbox network or maintenance of bank account signer records post spin-off date.

2.  Negotiation of new services with existing banks.

3.  Consulting on Treasury Workstation requirements and/or implementation.

4. Implementation of processing changes as a result of technological changes whether initiated by Arch or not.

5.  Procurement of new Letters of Credit.

6. Development of hedging strategies and procurement of the associated contracts and/or options necessary to implement a hedging strategy.


Note: Subject to resource availability, Olin reserves the right to decline to perform additional services.

                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                Research & Development support from Metals
---------------                 Research Laboratories ("MRL")

OLIN Department
Providing Service:              MRL
-----------------

Location of Provider:           New Haven
--------------------

ARCH Department
Receiving Service:              Microelectronic Chemicals
-----------------

Location of Receiver:           Various
--------------------

Description:                    Continued research & development activities
-----------                     related to the chemical mechanical planarization
                                ("CMP") project, consistent with levels
                                anticipated in MRL's 1999 Budget; and research & development support, as requested, for diffusion chemicals.

Term:                           Through December 31, 1999.
----

Monthly Fee:                    Actual costs incurred on a time and materials
-----------                     basis. Costs for work related to the CMP project
                                during calendar year 1999 shall not exceed
                                $450,000 without ARCH's consent.

Additional Charges for
Additional Services:            To be negotiated on an as-needed
--------------------            basis.

                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                        Security Services
---------------

OLIN Department Providing Service:      Corporate Security
---------------------------------

Location of Provider:                   Norwalk, CT
--------------------

ARCH Department Receiving Service:      Managed through Arch Human Resources
---------------------------------

Location of Receiver:                   Various
--------------------

Description:                            Various investigative, research,
-----------                             ethics help-line response etc. Support
                                        and services related to security matters involving ARCH employees and/or facilities. Services may involve both domestic and international facilities.

Term:                                   Through 12/31/99, at which time to be
----                                    revisited as to whether an extension or
                                        modification is mutually agreeable.

Monthly Base Fee:                       $6,325 (1/3 of total 1999 budget)
----------------

Additional Charges:                     None
------------------

Focus Team:  HR/Benefits

                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                        Relocation services
---------------

OLIN Department
Providing Service:                      Olin Facility Services
-----------------

Location of Provider:                   Norwalk
--------------------

ARCH Department
Receiving Service:                      Company wide
-----------------

Location of Receiver:                   Various
--------------------

Description:                            Provide relocation transition services.
-----------

Term:                                   Through 12/31/99
----

Monthly Fee:                            $24,500
-----------

Charges for Additional Services:        To be negotiated on an as-needed basis.
-------------------------------

Fees for Consulting Services:           To be negotiated on an as-needed basis.
-----------------------------

                                   EXHIBIT B
                             OLIN SERVICES TO ARCH
                             ---------------------


Name of Service:                Water Disinfection Tiger Team
---------------

OLIN Department
Providing Service:              Chlor Alkali Products
-----------------

Location of Provider:           Cleveland
--------------------

ARCH Department
Receiving Service:              Water Chemicals
-----------------

Location of Receiver:           Norwalk
--------------------

Description:                    Consulting Services:  Complete Teamwork on
-----------                     Water Disinfection Team. Will include completion
                                of assessment for worldwide drinking water market including report compilation, maintenance of Internet website, travel and meeting attendance.

Term:                           Ends no later than 03/15/99.
----

Monthly Fee:                    $0
-----------

Consulting Services:            $29.30/Hr (includes fringes)*
-------------------             * 80% of total time





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